UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2008 (June 13, 2008)

Polaris Acquisition Corp.

(Exact name of registrant as specified in its charter)
Delaware	001-33541	20-0443717

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 Fletcher Avenue, 4th Floor
Fort Lee, New Jersey 07024
______________________________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 242-3500

Not Applicable
_______________________________________________________________________________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 5.01. Change in Control of Registrant
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX
EX-10.1: MERGER AGREEMENT
EX-99.1: TERM SHEET FOR POLARIS’ SHAREHOLDERS AGREEMENT
EX-99.2: JOINT PRESS RELEASE
EX-99.3: FORM OF INVESTOR PRESENTATION
EX-99.4: HTI-POLARIS WEBSITE
EX-99.5: OTHER INFORMATION

INFORMATION TO BE INCLUDED IN THIS REPORT

     COMMENCING SHORTLY AFTER THE FILING OF THIS REPORT, HUGHES TELEMATICS, INC. (“HTI”) AND POLARIS ACQUISITION CORP. (“POLARIS”) ARE HOLDING PRESENTATIONS FOR CERTAIN STOCKHOLDERS OF POLARIS AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN INVESTING IN POLARIS’ SECURITIES, REGARDING POLARIS’ PROPOSED ACQUISITION (THE “ACQUISITION”) OF HTI, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. CERTAIN INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

     POLARIS INTENDS TO FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE PROPOSED ACQUISITION AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO POLARIS STOCKHOLDERS. STOCKHOLDERS OF POLARIS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, POLARIS’ PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH POLARIS’ SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED ACQUISITION BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HTI, POLARIS AND THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC’S INTERNET SITE AT http://www.sec.gov.

     POLARIS AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM POLARIS’ STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN POLARIS IS CONTAINED IN POLARIS’ PROSPECTUS DATED JANUARY 11, 2008, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN POLARIS’ PROXY STATEMENT WHEN IT BECOMES AVAILABLE. POLARIS’ STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED ACQUISITION BY READING POLARIS’ PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

     CERTAIN FINANCIAL INFORMATION AND DATA OF HTI CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO IS UNAUDITED AND PREPARED BY HTI AS A PRIVATE COMPANY, AND MAY NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY NOT BE INCLUDED IN, AND MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN POLARIS’

PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED ACQUISITION.

     NOTHING IN THIS CURRENT REPORT ON FORM 8-K OR THE EXHIBITS HERETO SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER OF ANY SECURITIES OR INVESTMENT ADVISORY SERVICES.

Item 1.01. Entry into a Material Definitive Agreement.

General

     On June 13, 2008, Polaris Acquisition Corp. (“Polaris”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which it has agreed to merge (the “Merger”) with Hughes Telematics, Inc. (“HTI”).

The Merger Agreement

     The following is a summary of the material terms of the Merger Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The parties to the Merger Agreement are Polaris, HTI and Communications Investors LLC, an affiliate of Apollo Management L.P. (as escrow representative).

Purchase Price

     At the closing of the Merger, all the outstanding shares of HTI common stock shall be converted into the right to receive, in the aggregate, approximately 45 million shares of Polaris common stock. In addition, holders of HTI common stock shall be entitled to receive an aggregate of 29 million “earnout” shares of HTI common stock, in three tranches, which will be issued into escrow at the closing of the Merger and released to HTI shareholders upon the achievement of certain share price targets over the five-year period following closing. Outstanding options exercisable for shares of HTI common stock will roll over in the Merger to become options exercisable for shares of Polaris common stock.

     The number of shares of Polaris common stock received by HTI shareholders at the closing will be subject to possible adjustments, including the issuance of additional shares of Polaris common stock for the value of equity raised by HTI prior to closing, if any, and for a cash shortfall in the trust account of Polaris below an agreed upon amount.

Closing

     The closing of the Merger will take place no later than the third business day following the satisfaction or waiver of all closing conditions, or such other date as Polaris and HTI may agree. It is expected that the closing will take place in the first calendar quarter of 2009.

Representations and Warranties

     The Merger Agreement contains customary representations and warranties of each of Polaris and HTI relating to, among other things: (a) proper organization and similar corporate matters; (b) the authorization, performance and enforceability of the Merger Agreement and related transactions; (c) absence of any conflicts relating to Merger Agreement and the related transactions; (d) brokers; (e) governmental approvals; (f) capital structure of each related entity; (g) absence of certain events; (h) financial information and absence of undisclosed liabilities; (i) taxes; (j) title to assets and properties; (k) contracts and commitments; (l) litigation; (m) environmental matters; (n) compliance with laws; (o) employee matters; (p) insurance; (q) proprietary matters; (r) compliance with applicable securities laws; and (s) affiliate transactions.

Covenants

     Each party to the Merger Agreement has agreed to perform certain customary covenants in the Merger Agreement. The principal covenants are as follows:

     Conduct of Business. For the period prior to completion of the Merger or termination of the Merger Agreement and except as expressly permitted by the Merger Agreement, (1) HTI will conduct its business in the ordinary course and (2) HTI and Polaris will not undertake certain kinds of transactions.

     Polaris Proxy Statement and Stockholders’ Meeting. Polaris has agreed to prepare and file a proxy statement with the U.S. Securities and Exchange Commission and any other filing required under the securities laws or any other federal, foreign or blue sky laws, and to call and hold a meeting of its stockholders for the purpose of seeking the approval of the Merger by its stockholders. HTI has agreed to provide information with respect to HTI in the proxy statement.

     HIT Financial Statements. HTI has agreed to provide to Polaris its unaudited consolidated financial statements as of and for the six months ended June 30, 2008 no later than September 30, 2008 and its audited consolidated financial statements as of and for the nine months ended September 30, 2008 no later than December 31, 2008.

     Directors and Officers of Polaris After Closing. Prior to the closing, Polaris shall expand its board to nine seats, and both Polaris and HTI will use reasonable best efforts to appoint and elect certain officers and directors.

     Confidentiality. Each party shall protect confidential information and maintain the confidentiality of the other’s proprietary information.

     Trust Waiver. HTI and any affiliated entities have agreed to waive any rights to make claims against the trust account established for the benefit of Polaris, certain of its stockholders and the underwriters of the initial public offering for any monies in the trust account as a result of any claims against Polaris or otherwise arising from the Merger Agreement or otherwise.

Conditions to the Completion of the Merger

     The obligations of HTI and Polaris to complete the Merger are subject to the satisfaction or waiver by the other party at or prior to the closing date of various customary conditions, including (i) the receipt of all required regulatory approvals and consents, (ii) the approval of the Merger by Polaris’ stockholders, (iii) subject to certain exceptions and materiality thresholds, the accuracy of the representations and warranties of the other party and (iv) compliance of the other party with its covenants, subject to specified materiality thresholds.

Post-Merger Management

     Immediately after closing of the Merger, the combined company’s management will include Jeffrey Leddy, Erik Goldman, Craig Kaufmann and Robert Lewis.

     Upon consummation of the acquisition, the board of directors of Polaris will be increased to nine members. The composition of the Polaris’ board of directors will be changed such that its members will include six individuals designated by the HTI shareholders, Marc Byron or another designee of Polaris, and two additional directors, which additional directors will be “independent” within the meaning of the applicable stock exchange rules.

Termination

     The Merger Agreement may be terminated and the Merger abandoned at any time prior to the closing of the Merger:

•	by mutual written agreement of both parties;

•	by either party, if the closing has not occurred before the earlier of (i) April 15, 2009 or (ii) the date which is 70 days following the first date on which Polaris expects to distribute the proxy statement to its stockholders, unless the failure to close the
Merger is due to the requesting party’s breach or violation of any representation, warranty or covenant contained in the Merger Agreement;

•	by either party, if there is any law or court or governmental order, which is not subject to appeal or has become final, that makes consummation of the Merger illegal or otherwise prohibited, provided that the party seeking to terminate the Merger
Agreement must have used reasonable best efforts to prevent, oppose or remove such law or order;

•	by either party, if there has been a breach of any representation, warranty, covenant or agreement by the other party that would cause (1) a representation or warranty to not be true and correct, subject to certain materiality standards, or (2) a required covenant or agreement not to be performed, unless such breach is curable and the party continues to exercise reasonable best efforts to cure it;

•	by HTI, if Polaris’ board of directors changes its recommendation to its stockholders regarding the Merger; or

•	by either party, if the required approvals of Polaris’ stockholders related to the
Merger are not obtained.

     In the event of termination of the Merger Agreement, the Merger Agreement will become void and have no effect, without any liability on the part of either party or its affiliates or representatives, except that each party will still be liable for any fraud, willful misrepresentation and intentional breach of the Merger Agreement.

Survival and Indemnity

     The representations and warranties of HTI in the Merger Agreement or the transaction documents will survive the closing for 15 months. All representations and warranties of Polaris in the Merger Agreement or the transaction documents will terminate at the closing. The covenants of both HTI and Polaris in the Merger Agreement will survive the closing indefinitely or until, by their respective terms, they are not operative. The parties to the Merger Agreement have agreed that 7.5% of the shares issued to HTI shareholders at the closing (including 7.5% of its contingent earnout shares) are to be escrowed in order to satisfy indemnity claims of Polaris for 15 months after the closing. No claims shall be indemnified except to the extent the aggregate amount of the losses for which indemnification is sought exceeds $2,000,000.

     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any factual information about Polaris or HTI. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Polaris or HTI. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Polaris’ public disclosure.

Polaris Shareholders Agreement

     In connection with the Merger Agreement, Polaris, the Polaris founders, and certain shareholders of HTI have agreed to enter into a Shareholders Agreement at closing, pursuant to which (i) the HTI shareholders and the Polaris founders will accept certain restrictions on transfer of their shares of Polaris common stock for two years and one year after closing, respectively; (ii) the Polaris founders and the HTI shareholders receive certain registration rights for their shares of Polaris common stock and (iii) the HTI shareholders and the Polaris founders are entitled to representation on the Polaris Board of Directors.

     A copy of the Polaris Shareholders Agreement Term Sheet is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Support and Reorganization Agreement

     Polaris, HTI and certain HTI shareholders entered into a Support and Reorganization Agreement (the “Support Agreement”) simultaneously with the Merger Agreement, pursuant to which the HTI shareholders have agreed (i) to consent to the Merger of HTI and Polaris; (ii) to take certain reorganization actions of HTI by which their securities of HTI which are not in the form of HTI common stock (except for their stock options) will be converted into HTI common stock prior to closing and (iii) to enter into the Shareholders Agreement at the closing of the Merger whereby their shares of Polaris common stock shall be subject to certain transfer restrictions for two years after the closing.

Item 3.02. Unregistered Sales of Equity Securities

     At closing, Polaris will issue to the HTI shareholders, among other consideration, approximately 45 million shares of Polaris common stock. In addition, 29 million shares of Polaris common stock will be issued and held in escrow, to be released to HTI shareholders upon the achievement of certain share price targets in the five years after the closing. The shares will be issued in a private placement not involving a public offering under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933. Polaris has not engaged in general solicitation or advertising with regard to the issuance of its shares of common stock and has not offered securities to the public in connection with this issuance.

Item 5.01. Change in Control of Registrant

     Immediately after the closing of the Merger, the HTI shareholders are expected to own approximately 65% of the outstanding voting securities of Polaris on a fully diluted basis (assuming no conversion of shares by Polaris public stockholders) and, as a result, a change in control of Polaris will occur upon consummation of the Merger.

     As the Merger will take place more than 60 days after the filing of this Report and because not all of the persons who will serve on the surviving corporation’s board of directors have yet been designated and the amounts of Polaris common stock to be owned by the directors immediately after the Merger cannot yet be determined, Polaris is at this time unable to provide information regarding the beneficial ownership of Polaris common stock by those persons who will be its directors immediately after the Merger. Such information will be provided in the proxy statement that Polaris will distribute to its stockholders to solicit their vote to approve the Merger and the other proposals that will be presented to them for consideration in connection with the Merger.

     The statements set forth in Item 1.01 above under “Post-Merger Management” are hereby incorporated in this Item 5.01 by reference.

Item 7.01. Regulation FD Disclosure

     On June 16, 2008, Polaris and HTI jointly issued a press release to announce the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

     Materials related to the proposed transaction presented or to be presented to certain existing and potential securityholders of Polaris are attached hereto as Exhibits 99.3, 99.4 and 99.5.

     This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
	10.1	Merger Agreement, dated as of June 13, 2008, among Polaris Acquisition Corp.,
Hughes Telematics, Inc. and Communications Investors, LLC
	99.1	Term Sheet for Polaris Shareholders Agreement, by and among Polaris
Acquisition Corp., Communications Investors LLC (as escrow representative), certain equityholders of HTI, and the Founders of Polaris
	99.2	Joint Press Release, dated June 16, 2008
	99.3	Form of Investor Presentation
	99.4	HTI-Polaris Website
	99.5	Other Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARIS ACQUISITION CORP.

By: /s/ JERRY STONE
Jerry Stone
Vice President and Secretary

Date: June 16, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Merger Agreement, dated as of June 13, 2008, among Polaris Acquisition Corp.,
Hughes Telematics, Inc. and Communications Investors, LLC
99.1	Term Sheet for Polaris Shareholders Agreement, by and among Polaris Acquisition
Corp., Communications Investors LLC (as escrow representative), certain equityholders of HTI, and the Founders of Polaris
99.2	Joint Press Release, dated June 16, 2008
99.3	Form of Investor Presentation
99.4	HTI-Polaris Website
99.5	Other Information